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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 31, 2004
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                        (Date of earliest event reported)


                        FIRST COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


Nevada                          0-19297                               55-0694814
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


P.O. Box 989, Bluefield, Virginia                                     24605-0989
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(Address of principal executive offices)                              (Zip Code)


                                 (276) 326-9000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5.   OTHER EVENTS

          On April 1, 2004 First Community Bancshares, Inc. (the "Company"), announced that it completed the merger between the Company and PCB Bancorp, Inc., a Tennessee-chartered bank holding company ("PCB Bancorp") effective with the close of business March 31, 2004, in which PCB Bancorp through a reorganization merged with and into a subsidiary of First Community Bancshares, Inc., with First Community Bancshares as the ultimate surviving corporation (the "Merger").

          Under the terms of the all cash Merger Agreement, each share of PCB Bancorp common stock issued and outstanding immediately prior to the Merger will be exchanged for $40.00 in cash.

          A copy of the press release issued in connection with the signing of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibits are included with this Report:

          Exhibit 99.1 Press Release dated April 1, 2004.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRST COMMUNITY BANCSHARES, INC.


                                      By:/s/ Robert L. Schumacher
                                         ------------------------
                                         Robert L. Schumacher
                                         Senior Vice President and
                                           Chief Financial Officer



      Date: April 1, 2004.